UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 8, 2014

TETRA Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2014, TETRA Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2014. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 2.02 and in Exhibit 99.1 to this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

The Company provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles, or “GAAP.” To help understand the Company's past financial performance and future results, the Company has supplemented the financial results that it provides in accordance with GAAP included in the press release with disclosures concerning free cash flow excluding the Company's Maritech segment and acquisitions, consolidated revenues excluding the Company's Maritech segment, consolidated gross profit excluding the Company's Maritech segment, consolidated income before taxes excluding the Company's Maritech segment, net income per diluted share excluding the Company's Maritech segment, earnings guidance excluding the Company’s Maritech segment, transaction costs and unusual items, and net debt, each of which is a non-GAAP financial measure. The methods the Company uses to produce these non-GAAP financial measures may differ from the methods used by other companies. Free cash flow excluding the Company's Maritech segment and acquisitions, consolidated revenues excluding the Company's Maritech segment, consolidated gross profit excluding the Company's Maritech segment, consolidated income before taxes excluding the Company's Maritech segment, net income per diluted share excluding the Company's Maritech segment, earnings guidance excluding the Company’s Maritech segment, transaction costs and unusual items, and net debt, are not measures of financial performance under GAAP and the Company's reference to these non-GAAP financial measures should be considered in addition to results that are prepared under GAAP and should not be considered substitutes for the financial results that are presented as consistent with GAAP. The Company's management uses this supplemental non-GAAP financial information internally to understand, manage and evaluate the company's business, to make operating decisions and for planning and forecasting purposes. Reconciliation to the nearest GAAP financial measure of each non-GAAP financial measure is included in the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 8, 2014, issued by TETRA Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Stuart M. Brightman
Stuart M. Brightman
President & Chief Executive Officer
Date: August 8, 2014

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated August 8, 2014, issued by TETRA Technologies, Inc.

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